EXHIBIT 32.4

Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the “Act”), I, Jerry M. Brooks, Chief Financial Officer of Dril-Quip, Inc. (the “Company”), hereby certify, to the best of my knowledge:

(1)    The Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2003	/s/ Jerry M. Brooks
Jerry M. Brooks Chief Financial Officer